[EXHIBIT 10.1.9]

              FILM AND MUSIC ENTERTAINMENT, INC.

          FAME/JOHN DALY VOTING TRUST #3 AGREEMENT

    THIS AGREEMENT dated as of October 31, 2003 by and entered into among Film and Music Entertainment, Inc., ("FAME") a Nevada corporation (herein called the "Grantor"), Lance Bogart, with a principal place of business at 2029 Century Park East, Suite 1060, Los Angeles, California 90067, USA, (herein called the "Trustee") and John Daly (herein called the "Beneficiary");

          WITNESSETH:

     1. Transfer in Trust. The Grantor and the Beneficiary hereby transfer to the Trustee and the Trustee acknowledges receipt, in trust, of all right, title and interest in and to Options exercisable at the price of One Cent ($0.01) per share, in the aggregate of Twenty Five Million (25,000,000) shares of the Common Stock, par value $.001 per share and/or options to purchase such shares of the Grantor (the "Trust Shares" or "Beneficiary Shares"). The Beneficiary Shares deposited by the Beneficiary will be evidenced by duly executed certificates for such shares, accompanied with stock powers executed in favor of the Trustee. Beneficiary shall furnish the Trustee with his/her address and taxpayer identification number, all of which it shall be the obligation of the Beneficiary to keep current with the Trustee. The trustee shall furnish Beneficiary with a receipt for such Beneficiary Shares together with a true, correct and complete copy of this Trust Agreement executed by all parties. Beneficiary shall furnish the Trustee with such additional information with respect to Beneficiary and his/her Beneficiary Shares and such other matters as The Trustee may reasonably request in connection with its duties hereunder. The Grantor and Beneficiary hereby agree that, should such Beneficiary acquire or be entitled to any additional shares, options, warrants or other rights to acquire equity securities of the Grantor or any subsidiary or affiliate of the Grantor during the term of this Agreement, such shares or rights shall be automatically transferred to the Trustee in trust as set forth above to be held pursuant to the terms of this Agreement. All such present or future transferred shares or rights are included within the meaning of the "Trust Shares". Beneficiary hereby specifically instructs the transfer agent and registrar of such shares or rights to register all certificates or other evidence of ownership of Trust Shares into the name of the Trustee under this Agreement, with full powers of ownership and transfer subject to this Agreement.

    2. Custody. Transfers. The Trustee agrees to hold the Trust Shares in the name of "Lance Bogart, Trustee u/t/d October 31 I 2003," All Trust Shares shall be held in custody in account or accounts with a NASD registered broker dealer firm or similar
custodian and copies of the monthly account statements shall   be
provided  to  the  Grantor  and  each   Beneficiary.  Certificates
or other documents evidencing Trust Shares shall bear a restrictive legend stating that they may not be sold or
transferred   except   pursuant  to  an  effective   registration
statement under the Securities Act of 1933 or an opinion of counsel acceptable to the Grantor that such registration is not required. No purchases or acquisitions of shares of the Grantor (by exercise of options or warrants or otherwise) or purchases or sales or transfers of Trust Shares, including transfers pursuant to Section 3, shall be made by the Trustee on behalf of the trust without a prior written Letter of Direction or other documentation signed by both the Grantor and (in the case of Beneficiary Shares being acquired, sold or transferred) the Beneficiary involved. The Trustee shall be protected and held harmless in relying upon such documentation.

    3. "Drip Out." On and after the date hereof, upon the Distribution Schedule set forth below, the Grantor and the Beneficiary hereby authorize and instruct the Trustee to release from the corpus of the Trust and transfer to the Beneficiary and/or his/her designated assigns the stated number of Options of Beneficiary Shares owned by the Beneficiary set forth in the Distribution Schedule, and such transferred Options of Beneficiary Shares shall thereafter be free from the restrictions imposed by this Agreement.

                 Distribution Schedule
                 ---------------------

RELEASE DATE                            AMOUNT RELEASED

May 1, 2004                             3,125,000

November 1, 2004                        3,125,000

May 1, 2005                             3,125,000

November 1, 200S                        3,125,000

May 1, 2006                             3,125,000

November 1, 2006                        3,125,000

May l, 2007                             3,125,000

November 1, 2007
(or "Termination Date")                 Balance remaining

Unless the Beneficiary has previously provided the Trustee with a Letter of Direction to the contrary, all distributions of Beneficiary Shares or funds by the Trustee to the Beneficiary under this Agreement shall be made only to, and in the name of, the Beneficiary and to the address of the Beneficiary as set forth above.

    4. Vesting and Other Special Restrictions. The Grantor and the Beneficiary may by a Letter of Direction issued pursuant to a Restricted Stock Purchase Agreement, a Stock Option Agreement, or otherwise, require the Trustee to hold Beneficiary Shares of the Beneficiary in trust subject to such other and further vesting or other special restrictions as shall be set forth in such Letter of Direction, provided that the Trustee shall not be required to hold such Beneficiary Shares in this trust beyond the Termination Date.

     5. Voting. The Trust Shares shall be voted by the Trustee on behalf of the beneficiary at all meetings of or at all other occasions requiring votes or consents of shareholders of the Grantor for the election of Directors and on other corporate matters in cases where action or consent of shareholders is required by law or called for by the Grantor on any matter, the Trustee shall vote the Beneficiary Shares allocated to the

Beneficiary on that matter as directed by the Beneficiary .In the absence of any such direction, the Trustee shall not vote those Beneficiary Shares. The Trustee agrees immediately to forward to the Beneficiary a copy of any notice, proxy statement, report, announcement of other communication received by it in the capacity of a shareholder of [he Grantor and to use diligent efforts to ascertain the position of the Beneficiary on each matter to be voted upon.

    6. Dividends; Distributions. Any cash dividends or other distributions in cash received by the Trustee on Trust Shares shall be distributed by the Trustee to the Beneficiary in the same proportion as the number of Beneficiary Shares owned by such Beneficiary bears to the total number of Trust Shares held by the Trustee upon which the dividend or other distribution is made. Stock dividends or other distributions "in kind" shall be held by the Trustee as Trust Shares and shall thereafter be distributed to the Beneficiary as Beneficiary Shares in accordance with the Distribution Schedule.

    7. Term; Termination. This Agreement shall expire by its terms on October 31, 2007 (the "Termination Date"). The Termination Date may be changed by a signed consent of the Grantor and the Beneficiary directed to the Trustee. On and after the Termination Date the Trustee shall promptly distribute to the Beneficiary the balance, if any, of the Beneficiary's Beneficiary Shares remaining in the corpus of the Trust plus any dividends or distributions on the Beneficiary Shares not previously made to such Beneficiary .Distributions shall be made in the manner set forth above in Section 3

     8. Fees. The initial acceptance fee of the Trustee is $500.00 and the annual fee of the Trustee hereunder is $100.00, which fees shall be nonrefundable and payable in advance by the Grantor. The Grantor also agrees to pay on demand The Trustee's costs, and expenses, including fees and expenses of counsel to The Trustee, incurred in connection with its duties hereunder. The Trustee shall have a lien or right of set-off on all funds held hereunder to pay all of its expenses under this Agreement.

     9. Resignation or Removal. The Trustee may resign as Trustee hereunder at any time by giving thirty (30) days' prior written notice of such intention, subject to the appointment and taking office of a successor Trustee. In the event the Trustee shall become incapacitated through death, bankruptcy or judicial determination of incompetency or criminal or civil sanction the Grantor shall appoint a substitute Trustee. In the event that the Grantor does not appoint a successor Trustee within fifteen
(15) days of notice of the Trustee's intention to resign or of the date of such judicial determination, the Trustee may appoint as its successor any trust company having an office in Los Angeles County, State of California, United States of America. Upon the effective date of resignation and/or appointment, the Trustee or his/her legal representative will deliver all securities and funds held hereunder to such successor Trustee who has agreed in writing to serve, as directed by written instructions of the Grantor. After the effective date of his resignation, The Trustee shall have no duty with respect to the corpus of the trust except to hold such property in safekeeping and to deliver same to its successor as directed in writing by the Grantor.

    10.  Trustee  Protection.  The  Trustee  shall  have   no
obligation hereunder except to receive the contributions of Trust Shares or funds referred to herein and to make ..transfers or distributions of said Trust Shares and funds in accordance with the provisions hereof. The Trustee shall be protected and held harmless in acting upon any written notice, certificate, waiver, consent or other instrument or document which he believes to be genuine. The Trustee shall not be liable for any error of judgment or for any act or omission other than his own gross negligence or willful misconduct. In no event shall the Trustee be required to account for any funds or securities subsequent to the distribution thereof in accordance with this Agreement. The Trustee's duties shall be determined only with reference to this Agreement and applicable laws. The Trustee is not charged with knowledge of or any duties or responsibilities in connection with any other document or agreement. The Grantor and the Beneficiary represents and warrants to the Trustee that each of them has the full and complete power to transfer the Trust Shares in trust to the Trustee, that there are no claims or encumbrances on any of the Trust Shares and that none of them shall have any claim against the Trustee pertaining to the appropriateness or the prudence of any manner of holding or in vesting any securities or funds under this agreement. Beneficiary understands that (i) The Trustee is acting solely as Trustee pursuant to the terms of this Agreement, (ii) the Trust Shares will be received and held in trust by the Trustee for the benefit of the Beneficiary, to be used for those purposes set forth in this Agreement and (iii) no Beneficiary may construe the contents of any oral or written communication with the Trustee or the Grantor as legal, tax or investment advice. The Grantor and the Beneficiary shall indemnify and hold harmless the Trustee from and against all loss, liability, claim or expense to which the Trustee may become subject, including reasonable attorneys fees, arising out of or connected with the performance by the Trustee of the duties set forth In this Agreement, except for claims arising from the Trustee's failure to abide by the terms of this Agreement.

     11. Action by Trustee. Any action to be taken by the Trustee on behalf of a Beneficiary hereunder shall be evidenced by a Letter of Direction or other agreement or current signed by the Beneficiary (or his or her estate or legal representative together with evidence of authority). No such action or directive of the Beneficiary to the Trustee shall be valid unless so executed and delivered.

     12. Counsel. The Trustee may consult with and obtain advice from legal counsel in the event of any dispute or question as to the construction of any of the provisions herein or its duties hereunder and shall incur no liability and shall be fully protected and held harmless in acting in accordance with the opinion of such counsel.

     13. Interpleader. In the event that The Trustee should at any time be confronted with inconsistent claims or demands by the  parties  hereto,  The  Trustee  shall  have  the  right  to interplead said parties in an arbitration or in any court of competent jurisdiction and request that such arbitrator or court determine such respective rights of the parties with respect to the corpus of the trust. Upon doing so, the Trustee automatically shall be released from any obligations or liability as a consequence of any such claims or demands.

     14. Notice. Any notice permitted or required hereunder shall be deemed to have been duly given if delivered personally, by facsimile transmission, or if mailed certified or registered parties at their address set forth below or to such address as they may hereunder designate:

If to the Trustee:

Lance Bogart
2029 Century Park East, Suite 1060

Los Angeles, California 90067 USA

If to the Grantor:

FAME, Inc.
2029 Century Park East, Suite 1060 Century City, CA 90067 USA
Attention: Chairman of the Board

with a copy to

Robert Nau
Alexander, Nau, Lawrence & Frumes, LLP 2029 Century Park East,
Suite 1260 Century City, CA 90067 USA

If to the Beneficiary:





     This Agreement shall be binding upon and inure to the benefit of the respective Successors and assigns of the parties hereto.

    This  Agreement may be executed in one or more  counterparts,
each   of  which  constitute  the  original,  and  all  of  which collectively shall constitute one and the same instrument.

15. Miscellaneous.

          (1) The Trustee may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or through its agents or attorneys. Nothing in this Agreement shall be deemed to impose upon The Trustee any duty to qualify to do business or to act as fiduciary or otherwise in any jurisdiction other than the State of California. The Trustee shall not be responsible for and shall not be under a duty to examine into or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any subsequent amendment of supplement hereto or of any Letter of Direction or other document instructing him to act.

          (b) This Agreement shall bind the successors and assigns of the parties. Should any provision of this Agreement be found unenforceable by judicial determination it shall not thereby invalidate the rest of the Agreement.

          (c) The interpretation of this Agreement and the rights created thereby, shall be governed by the laws of the State of California. Any disputes arising hereunder shall be first submitted for mediation and, if this fails shall be submitted to binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association at a location in Los Angeles County , California, United States of America.

          (d) Where the context allows words importing only the masculine gender shall include the feminine gender and vice versa and words importing only the singular shall include the plural and vice versa.

          (e) This agreement shall be binding upon the successors and assigns of the parties.

          (f) No modification of this Agreement shall be of any effect unless in writing and signed by the Grantor, the Trustee and the Beneficiary.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his/her hand pursuant to due authority, as of the date first set forth above:

GRANTOR:

FAME,


   /s/[Illegible]



TRUSTEE:



Lance Bogart



BENEFICIARY:

   /s/John Daly

John Daly

   AMENDMENT TO FAME/MANAGEMENT VOTING TRUST DATED 10/31/03

By signature below Odette Tyler hereby agrees to be bound by the terms and conditions as a designated beneficiary of that certain FAME/ Management Voting Trust dated 10/31/03 as a recipient of Options exercisable at the price of One Cent ($0.01), in the aggregate of Five Hundred Thousand Shares of the


Common Stock of the Company at a par value of $.001 per share on the following distribution schedule:


RELEASE DATE                          AMOUNT RELEASED

May 1, 2004                           62,500

November 1, 2004                      62,500

May 1, 2005                           62,500

November 1, 2005                      62,500

May l, 2006                           62,500

November 1,2006                       62,500

May l, 2007                           62,500

November 1, 2007
(or "Termination Date")               Balance Remaining


IN WITNESS WHEREOF, each of the undersigned has hereto set his/her hand pursuant to due authority, as of the date set forth above:

GRANTOR: (FAME)


By: /s/[Illegible]
   --------------------------
Its:     Chairman
    -------------------------


TRUSTEE:


Lance Bogart




BENEFICIARY


/s/Odette Tyler
-----------------------------
Odette Tyler

   AMENDMENT TO FAME/MANAGEMENT VOTING TRUST DATED 10/31/03

By signature below Timothy Shiner hereby agrees to be bound by the terms and conditions as a designated beneficiary of that certain FAME/ Management Voting Trust dated 10/31/03 as a recipient of Options exercisable at the price of One Cent ($0.01), in the aggregate of Five Hundred Thousand Shares of the Common Stock of the Company at a par value of $.001 per share on the following distribution schedule:

RELEASE DATE                          AMOUNT RELEASED

May 1, 2004                           62,500

November 1, 2004                      62,500

May 1, 2005                           62,500

November 1, 2005                      62,500

May l, 2006                           62,500

November 1,2006                       62,500

May l, 2007                           62,500

November 1, 2007
(or "Termination Date")               Balance Remaining


IN WITNESS WHEREOF, each of the undersigned has hereto set his/her hand pursuant to due authority, as of the date set forth above:


GRANTOR: (FAME)

By: /s/[Illegible]
   --------------------------
Its:     Chairman
    -------------------------


TRUSTEE:


Lance Bogart



BENEFICIARY:

/s/Timothy Shiner
-----------------------------
Timothy Shiner

  AMENDMENT TO FAME/MANAGEMENT VOTING TRUST DATED 10/31/03


By signature below Ara Apcar hereby agrees to be bound by the terms and conditions as a designated beneficiary of that certain FAME/ Management Voting T rust dated 10/31/03 as a recipient of Options exercisable at the price of One Cent ($0.01), in the aggregate of Five Hundred Thousand Shares of the Common Stock of the Company at a par value of $.001 per share on the following distribution schedule:

RELEASE DATE                          AMOUNT RELEASED

May 1, 2004                           62,500

November 1, 2004                      62,500

May 1, 2005                           62,500

November 1, 2005                      62,500

May l, 2006                           62,500

November 1,2006                       62,500

May l, 2007                           62,500

November 1, 2007
(or "Termination Date")               Balance Remaining


IN WITNESS WHEREOF, each of the undersigned has hereto set his/her hand pursuant to due authority, as of the date set forth above:


GRANTOR: (FAME)





TRUSTEE:



Lance Bogart




BENEFICIARY:

/s/Ara Apcar
----------------------------
Ara Apcar

  AMENDMENT TO FA~E/MANAGEMENT VOTING TRUST DATED 10/31/03

By signature below David Toma hereby agrees to be bound by the terms and conditions as a designated beneficiary of that certain FAME/ Management Voting Trust dated 10/31/03 as a recipient of Options exercisable at the price of One Cent ($0.01 ), in the aggregate of Five Hundred Thousand Shares of the Common Stock of the Company at a par value of $.001 per share on the following distribution schedule:


RELEASE DATE                          AMOUNT RELEASED

May 1, 2004                           62,500

November 1, 2004                      62,500

May 1, 2005                           62,500

November 1, 2005                      62,500

May l, 2006                           62,500

November 1,2006                       62,500

May l, 2007                           62,500

November 1, 2007
(or "Termination Date")               Balance Remaining


IN WITNESS WHEREOF, each of the undersigned has hereto set his/her hand pursuant to due authority, as of the date set forth above:


GRANTOR: (FAME)

By: /s/[Illegible]
   --------------------------
Its:     Chairman
    -------------------------


TRUSTEE:


Lance Bogart



BENEFICIARY:

/s/David Toma
-----------------------------
David Toma

  AMENDMENT TO FAME/MANAGEMENT VOTING TRUST DATED 10/31/03

By signature below Lawrence S. Lotman hereby agrees to be bound by the terms and conditions as a designated beneficiary of that certain FAME/ Management Voting Trust dated 10/31/03 as a recipient of Options exercisable at the price of One Cent ($0.01 ), in the aggregate of One Million Six Hundred Thousand Shares of the Common Stock of the Company at a par value of $.001 per share on the following distribution schedule:

RELEASE DATE                          AMOUNT RELEASED

May 1, 2004                           62,500

November 1, 2004                      62,500

May 1, 2005                           62,500

November 1, 2005                      62,500

May l, 2006                           62,500

November 1,2006                       62,500

May l, 2007                           62,500

November 1, 2007
(or "Termination Date")               Balance Remaining


IN WITNESS WHEREOF, each of the undersigned has hereto set his/her hand pursuant to due authority, as of the date set forth above:

GRANTOR: (FAME)

By: /s/[Illegible]
   --------------------------
Its:     Chairman
    -------------------------


TRUSTEE:


Lance Bogart



BENEFICIARY:

/s/Lawrence S. Lotman
-----------------------------
Lawrence S. Lotman

   AMENDMENT TO FAME/MANAGEMENT VOTING TRUST DATED 10/31/03


By signature below Peter Beale hereby agrees to be bound by the terms and conditions as a designated beneficiary of that certain FAME/ Management Voting Trust dated 10/31/03 as a recipient of Options exercisable at the price of One Cent ($0.01), in the aggregate of Five Million Shares of the Common Stock of the Company at a par value of $.001 per share on the following distribution schedule:

RELEASE DATE                          AMOUNT RELEASED

May 1, 2004                           62,500

November 1, 2004                      62,500

May 1, 2005                           62,500

November 1, 2005                      62,500

May l, 2006                           62,500

November 1,2006                       62,500

May l, 2007                           62,500

November 1, 2007
(or "Termination Date")               Balance Remaining



IN WITNESS WHEREOF, each of the undersigned has hereto set his/her hand pursuant to due authority, as of the date set forth above:

GRANTOR: (FAME)

By: /s/[Illegible]
   --------------------------
Its:     Chairman
    -------------------------


TRUSTEE:


Lance Bogart



BENEFICIARY:

/s/Peter Beale
-----------------------------
Peter Beale


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